UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014

Trinseo Materials Operating S.C.A.	Trinseo Materials Finance, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Luxembourg	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

98-0663708	46-2429861
(IRS Employer Identification No.)	(IRS Employer Identification No.)

333-191460

(Commission File Number)

1000 Chesterbrook Boulevard, Suite 300, Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On March 10, 2014, Trinseo S.A., a public limited liability company (société anonyme) existing under the laws of Luxembourg, and its consolidated subsidiaries (together, the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2013. A copy of the press release is furnished as Exhibit 99.1 hereto. In connection therewith, the Company provided an investor presentation on its website at http://www.styron.com. A copy of the investor presentation is furnished as Exhibit 99.2 hereto.

The information contained herein and in the accompanying exhibit shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01	Regulation FD Disclosure

The information included in item 2.02 above is incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 10, 2014

99.2	Investor Presentation, dated March 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO MATERIALS OPERATING S.C.A.

By:	/s/ Curtis S. Shaw
Name: Curtis S. Shaw
Title: Corporate Secretary

TRINSEO MATERIALS FINANCE, INC.

By:	/s/ Curtis S. Shaw
Name: Curtis S. Shaw
Title: Corporate Secretary

Date: March 10, 2014